Discontinued operations and assets classified as held for sale	12 Months Ended
Dec. 31, 2021
Discontinued operations and assets classified as held for sale [Abstract]
Discontinued operations and assets classified as held for sale [Text Block]

4Discontinued operations and assets classified as held for sale

In 2021,  2020 and 2019 Discontinued operations consist primarily of the Domestic Appliances business. The following table summarizes the results of discontinued operations, net of income taxes, reported in the consolidated statements of income.

Philips Group

Discontinued operations, net of income taxes

in millions of EUR

	2019	2020	2021
Domestic Appliances	202	206	2,698
Other	(19)	(10)	13
Discontinued operations, net of income taxes	183	196	2,711
Discontinued operations: Domestic Appliances

On March 25, 2021, Philips signed an agreement to sell its Domestic Appliances business to global investment firm Hillhouse Investment. Since the first quarter of 2021, the Domestic Appliances business is presented as a discontinued operation, and comparative results have been restated to reflect the treatment of the Domestic Appliances business as a discontinued operation, because the sale of the Domestic Appliances business constitutes the discontinuance of a major line of business from the Personal Health segment.

The following table summarizes the results of Domestic Appliances included in the Consolidated statements of income as a discontinued operation.

Philips Group

Results of Domestic Appliances in millions of EUR

	January to December
	2019	2020	2021
Sales	2,335	2,222	1,516
Costs and expenses	(2,054)	(1,944)	(1,322)
Income from operations	280	279	194
Result on the sale of discontinued operations			3,241
Income before tax	280	279	3,435
Income tax expense1)	(79)	(72)	6
Income tax related the sale of discontinued operations			(743)
Results from discontinued operations	202	206	2,698
1)The income tax expense from discontinued operations is calculated based on the separate return method, as if Domestic Appliances was filing its own separate tax returns.

Costs of EUR 64 million incurred in relation to the separation of the Domestic Appliances business in 2021 have been accounted for in continuing operations, because these costs reflect expenses incurred by Royal Philips in the divestment process and are not considered representative of the core business results of the Domestic Appliances business.

On September 1, 2021, the Company completed the sale of the Domestic Appliances business and recognized a transaction gain before tax of EUR 3,241 million. Philips received consideration of EUR 4,041 million, which is based on an enterprise value of EUR 3,850 million, increased by an amount of EUR 191 million for closing adjustments related to working capital and net indebtedness. The transaction gain before tax is the net effect of (i) the EUR 4,041 million consideration (ii) less the derecognition of net assets employed of EUR 715 million (iii) less transaction related costs of EUR 16 million, (iv) less the release of cumulative translation losses of EUR 69 million included in Other comprehensive income. The income tax charges related to the divestment process was EUR 743 million, resulting in an after-tax transaction gain of EUR 2,499 million. The income tax charge represents the consolidated tax expense resulting from asset transactions completed as part of the disentanglement of the business in anticipation of its sale, a significant portion of which relates to taxes payable in the Netherlands. In addition, Philips and the buyer entered into a 15-year brand license agreement with future annual payments that represents an estimated net present value of approximately EUR 0.7 billion, which will be received and recognized over time.

Discontinued operations: Other

Certain costs related to other divestments, which were previously reported as discontinued operations, resulted in a net gain of EUR 13 million in 2021 (2020: a net loss of EUR 10 million, 2019: a net loss of EUR 19 million)

Discontinued operations cash flows

The following table presents the net cash provided by (used for) discontinued operations reported in the Consolidated statements of cash flows.

Net cash provided by (used for) Discontinued operations in millions of EUR

	2019	2020	2021
Net cash provided by (used for) operating activities	111	129	85
Net cash provided by (used for) investing activities	(14)		3,319
Net cash provided by (used for) discontinued operations	98	129	3,403

In 2021, net cash provided by discontinued operations was EUR 3,403 million and consisted primarily of the net cash inflow of EUR 3,319 million from the sale of the Domestic Appliances business on September 1, 2021.

In 2020, net cash provided by discontinued operations was EUR 129 million and consisted primarily of cash flows provided by operating activities of the Domestic Appliances business, partly offset by advance income tax payments amounting to EUR 78 million

In 2019, net cash provided by discontinued operations was EUR 98 million and consisted primarily of cash flows provided by operating activities of the Domestic Appliances business, partly offset by a payment related to a divestment formerly reported as discontinued operations.

Assets classified as held for sale

As of December 31, 2021 assets held for sale consists of property, plant and equipment mainly related to the APAC Center Singapore building.

As of December 31, 2020, assets held for sale mainly consisted of the Personal Emergency Response Services (PERS) and Senior Living business (previously named the Aging and Caregiving (ACG) business) which was divested on June 30, 2021. For further information, refer to Acquisitions and divestments.